AMENDMENT NO. 1 TO PLEDGE AGREEMENT


         AMENDMENT NO. 1 TO PLEDGE AGREEMENT (this "Amendment") is dated as of October 1, 1999, by the MICHAEL ARISON CONTINUED TRUST (the "Pledgor"), in favor of CITIBANK, N.A., a national banking association, having offices at 425 Park Avenue, 4th Floor, New York, New York 10022; Attention: Private Banking Division, as collateral agent (in such capacity, the "Agent") for and representative of CITICORP USA, INC., a Delaware corporation (the "Lender").

                         W I T N E S S E T H  T H A T :

         WHEREAS, on or about July 10, 1999, the Lender extended to MAINLAND TRADING LTD., a Jamaican corporation, and SPANISH TOWN HARDWARE LTD., a Jamaican corporation (collectively, the "Borrowers"), a $1,000,000.00 uncommitted line of credit (the "Line") evidenced by a US$1,000,000.00 Demand Note dated July 10, 1999 (the "Original Note,"); and

         WHEREAS, to secure repayment of the indebtedness evidenced by the original Note, the Pledgor granted to the Agent, as collateral agent for and representative of the Lender, a security interest in certain shares of the issued and outstanding common stock of Carnival Corp. which are more fully described in Exhibit A to that certain Pledge Agreement dated as of July 10, 1999, executed by the Pledgor in favor of the Agent for the benefit of the Lender (the "Pledge Agreement"); and

         WHEREAS, in order to induce the Lender to increase the credit availability under the Line to US$2,000,000.00, the Pledgor has agreed to execute and deliver this Amendment to the Agent, for the benefit of the Lender.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgor agrees that the Pledge Agreement is hereby modified to provide that the Pledged Collateral (as defined in the Pledge Agreement) shall henceforth secure (a) the repayment of the indebtedness evidenced by (i) that certain US$2,000,000.00 Amended and Restated Demand Note dated October 1, 1999, executed by the Borrowers to the order of the Lender (the "Amended and Restated Note," each initially capitalized term used but not defined herein having the meaning specified in Schedule A to said Note), and (ii) any Other Note; and (b) the performance and observance by the Pledgor of its obligations under the Guaranty. Except as specifically modified hereby, the Pledge Agreement shall remain in full force and effect and is hereby ratified, confirmed and approved in all respects. The execution, delivery and effectiveness of this Amendment shall not operate as a modification of any right, power or remedy of the Lender under the Pledge Agreement nor constitute a waiver of any provision thereof, except as specifically set forth herein.
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         IN WITNESS WHEREOF, the Pledgor and the Agent have each caused this
Agreement to be executed by their respective duly authorized officers as of October 1, 1999.

Notice Address:                             MICHAEL ARISON CONTINUED TRUST

   Morris, Nichols, Arsht & Tunnell         By:  TAF Management Company, as
   1201 North Market Street                      Successor Trustee under
   P.O. Box 1347                                 Declaration of Continued Trust
   Wilmington, Delaware 19899-1347               for Michael Arison, dated
   Attention:  Denison H. Hatch, Jr., Esq.       December 26, 1991, as amended
                                                 by Order, dated December 21,
                                                 1992

With a copy to                                   By:___________________________
                                                    Name:______________________
   Mr. Henry Eckstein                               Title:_____________________
   555 NE 34th Street, Suite 201
   Miami, Florida  33137

and to:

   Holland & Knight LLP
   701 Brickell Avenue
   Suite 3000
   Miami, Florida  33131
   Attention: William R. Bloom, Esq.

                                                 CITIBANK, N.A., as Agent


                                                 By:___________________________
                                                          Vice President